================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): March 16, 2006


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                    Delaware                                 36-3972986
(State or other jurisdiction of incorporation or          (I.R.S. Employer
                  organization)                         Identification Number)

                             9900 WEST 109TH STREET
                                    SUITE 600
                             OVERLAND PARK, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective March 16, 2006, the Board of Directors of Compass Minerals International, Inc. (the "Corporation") appointed Allan R. Rothwell to the Board of Directors of the Corporation. Mr. Rothwell, currently executive vice president of Eastman Chemical Company, was appointed to fill a vacancy on the Board of Directors. Mr. Rothwell was appointed to the class of directors whose terms will expire in 2006 and will be presented for election at the Corporation's 2006 annual meeting of shareholders.

         Mr. Rothwell was named to the Nominating/Corporate Governance and Compensation Committees of the Board. There are no arrangements or understandings between Mr. Rothwell and any other persons pursuant to which Mr. Rothwell was selected as a director. There have been no transactions since the beginning of the Corporation's last fiscal year, or any proposed transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Rothwell, or any member of his immediate family, has or will have a direct or indirect material interest.

         The Board also appointed Timothy R. Snider to the Board of Directors of the Corporation, effective as of March 20, 2006. Mr. Snider, current president and chief operating officer of Phelps Dodge Corporation, was appointed to the vacancy created by the resignation of Heinn F. Tomfohrde, III. Mr. Snider was appointed to a term expiring at the Corporation's 2007 annual meeting of shareholders.

         Mr. Snider was named to the Environmental, Health and Safety and Compensation Committees of the Board. There are no arrangements or understandings between Mr. Snider and any other persons pursuant to which Mr. Snider was selected as a director. There have been no transactions since the beginning of the Corporation's last fiscal year, or any proposed transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Snider, or any member of his immediate family, has or will have a direct or indirect material interest.

         On March 21, 2006, the Corporation issued a press release announcing the appointments of Messrs. Rothwell and Snider to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE

         A press release announcing the appointments of Allan R. Rothwell and Timothy R. Snider is filed herewith as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits:

Exhibit No.       Document
-----------       --------
99.1              Press Release disseminated on March 21, 2006 by Compass
                  Minerals International, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMPASS MINERALS INTERNATIONAL, INC.

Date:  March 21, 2006               /s/ Rodney L. Underdown
                                    --------------------------------------------
                                    Rodney L. Underdown
                                    Vice President, Chief Financial Officer
                                    and Secretary